CLOUGH FUNDS TRUST

SUPPLEMENT DATED APRIL 24, 2017

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2017

Effective April 24, 2017, due to a significant medical condition, James E. Canty ceased his service as Trustee and Chairman of the Board of Trustees (the “Board”) of the Clough Funds Trust (the “Trust”). Accordingly, all references to Mr. Canty herein are hereby removed.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE